                                                                   EXHIBIT 10.58

                            BERNAL CORPORATE PARK
                             ---------------------

                                  BIRCH LAKES
                                  -----------



                                 OFFICE LEASE

                                    BETWEEN

                             BERNAL CORPORATE PARK


                                 ("LANDLORD")

                                      AND


                            PAN AMERICAN BANK, FSB
                           a California Corporation



                                  ("TENANT")



                               December 9, 1996

                               TABLE OF CONTENTS
                               -----------------

ARTICLE                                                                   PAGE
-------                                                                   ----

1.        TERM                                                              1
--------------

2.        POSSESSION                                                        2
--------------------

3.        BASIC RENT                                                        2
--------------------

4.        RENTAL ADJUSTMENT                                                 3
---------------------------

5.        SECURITY DEPOSIT                                                  6
--------------------------

6.        USE                                                               6
-------------

7.        NOTICES                                                           7
-----------------

8.        BROKERS                                                           8
-----------------

9.        HOLDING OVER                                                      8
----------------------

10.       TAXES ON TENANT'S PROPERTY                                        8
------------------------------------

11.       CONDITION OF PREMISES                                             9
-------------------------------

12.       ALTERATIONS                                                       9
---------------------

13.       REPAIRS                                                          10
-----------------

14.       LIENS                                                            11
---------------

15.       ENTRY BY LANDLORD                                                11
---------------------------

16.       UTILITIES AND SERVICES                                           12
--------------------------------

17.       BANKRUPTCY                                                       12
--------------------


18.       INDEMNIFICATION                                                  13
-------------------------

19.       DAMAGE TO TENANT'S PROPERTY                                      14
-------------------------------------

20.       TENANT'S INSURANCE                                               14
----------------------------

21.       DAMAGE OR DESTRUCTION                                            15
-------------------------------

22.       EMINENT DOMAIN                                                   17
------------------------

23.       DEFAULTS AND REMEDIES                                            17
-------------------------------

24.       ASSIGNMENT AND SUBLETTING                                        20
-----------------------------------

25.       SUBORDINATION                                                    21
-----------------------

26.       ESTOPPLE CERTIFICATE                                             22
------------------------------

27.       SIGNAGE                                                          23
-----------------

28.       RULES AND REGULATIONS                                            23
-------------------------------

29.       CONFLICT OF LAWS                                                 23
--------------------------

30.       SUCCESSORS AND ASSIGNS                                           23
--------------------------------

31.       SURRENDER OF PREMISES                                            24
-------------------------------

32.       ATTORNEY'S FEES                                                  24
-------------------------

33.       PERFORMANCE BY TENANT                                            24
-------------------------------

34.       MORTGAGEE PROTECTION                                             25
------------------------------

35.       DEFINITION OF LANDLORD                                           25
--------------------------------

36.       WAIVER                                                           25
----------------

37.       INDENTIFICATION OF TENANT                                        26
-----------------------------------


38.       PARKING                                                          26
-----------------

39.       TERMS AND HEADINGS                                               26
----------------------------

40.       EXAMINATION OF LEASE                                             27
------------------------------

41.       TIME                                                             27
--------------

42.       PRIOR AGREEMENT AMENDMENTS                                       27
------------------------------------

43.       SEPARABILITY                                                     27
----------------------

44.       RECORDING                                                        27
-------------------

45.       CONSENTS                                                         27
------------------

46.       LIMITATION ON LIABILITY                                          28
---------------------------------

47.       RIDERS                                                           28
----------------

48.       EXHIBITS                                                         28
------------------

49.       MODIFICATION FOR LENDER                                          29
---------------------------------

50.       PROJECT PLANNING                                                 29
--------------------------

51.       AVAILABILITY OF APPROX. 1019 RSF                                 29
------------------------------------------

52.       OPTION TO RENEW                                                  29
-------------------------

                               LIST OF EXHIBITS
                               ----------------




EXHIBIT A                The Premises

EXHIBIT A-1              The Project

EXHIBIT B                Tenant Improvements

EXHIBIT C                Standards for Utilities and Services

EXHIBIT D                Rules and Regulations

EXHIBIT E                Parking Rules and Regulations

                             BERNAL CORPORATE PARK
                                  BIRCH LAKES

          THIS LEASE is made as of the 9th day of December, 1996, by and between PRINCIPAL MUTUAL LIFE INSURANCE COMPANY, an Iowa Corporation, a California partnership, tenants-in-common operating as a joint venture under the name BERNAL CORPORATE PARK ("Landlord"), and PAN AMERICAN BANK, FSB, a California Corporation ("Tenant").

          Landlord hereby leases to Tenant and Tenant hereby leases from Landlord Suite Number 135 (the "Premises") outlined on the floor plan attached hereto and marked EXHIBIT A, the Premises being agreed, for the purposes of this
                  ---------
Lease, to have an area of approximately 5,402 rentable square feet and being situated on the first floor of that certain office building located at 7041 Koll Center Parkway, Pleasanton, California (the "Building"), and part of a four building complex (the "Project") more particularly described in EXHIBIT A-1
                                                                -----------
attached hereto. The Project contains approximately one hundred sixty one thousand eight (161,008) square feet of space. Tenant acknowledges that Landlord may elect to sell one or more of the buildings within the Project and that upon any such sale Tenant's pro-rata share of those Direct Expenses allocated to the outside areas of the Project may be adjusted accordingly.

          The parties hereto agree that said letting and hiring is upon and subject to the terms, covenants and conditions herein set forth. Tenant covenants, as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions for which Tenant is liable and that this Lease is made upon the condition of such performance.

          Prior to the commencing of the term of this Lease the Premises shall be improved by the Tenant Improvements described in the Work Letter marked EXHIBIT B attached hereto.
---------

                                   ARTICLE 1
                                   ---------
                                     TERM
                                     ----

          The term of this Lease shall be for five (5) years, unless sooner terminated as hereinafter provided, commencing upon the earlier of:

          (i) Substantial completion of the Tenant Improvements described in the Work Letter (subject to the provisions of Paragraph 7 of the Work Letter) and the tender of possession of the Premises to Tenant or

          (ii) The date that Tenant opened for business in the Premises, and ending on the last day of the last month in the term of this Lease, unless such term shall be sooner terminated as hereinafter provided. As soon as the commencement date is determined, the parties shall enter into an amendment of this Lease setting forth the precise commencement and termination dates of this Lease. Failure to enter into such an amendment, however, shall not affect Tenant's liability hereunder. Reference in this Lease to a "Lease Year" shall mean each successive twelve month period commencing with the commencement date.

Landlord and Tenant estimate that the commencement date shall be August 18, 1997, or sooner if available.

                                   ARTICLE 2
                                   ---------
                                  POSSESSION
                                  ----------

          Tenant agrees that, if Landlord is unable to deliver possession of the Premises to Tenant on the scheduled commencement of the term of this Lease, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in such event the Term of this Lease shall not commence until Landlord tenders possession of the Premises to Tenant with the Tenant Improvements substantially completed. If Landlord completes construction of the Tenant Improvements prior to the date scheduled in the Work Letter, Landlord shall deliver possession of the Premises to Tenant upon such completion and the term of this Lease shall thereupon commence. If Landlord is unable to deliver the Premises to Tenant by December 31, 1997 this Lease shall be void.

                                   ARTICLE 3
                                   ---------
                                  BASIC RENT
                                  ----------

          (a) Tenant agrees to pay Landlord Basic Rent for the Premises (subject to adjustment as hereinafter provided) as follows:

          Months of Term                    Basic Rent/Per Month
          --------------                    --------------------

               01-36                             $10,263.80
               37-60                             $10,804.00

The Basic Rent shall be paid monthly, in advance on the first (1st) day of each calendar month during the term, commencing on the first (1st) month of the Lease term and continuing on the first day of each month thereafter, except that the first (1st) month's rent shall be paid on execution hereof. If Tenant's obligation to pay rent commences or ends on a day other than the first day of a calendar month, then the rental for such period shall be prorated in the proportion that the number of days this Lease is in effect during such period bears to thirty. In addition to the Basic Rent, Tenant agrees to pay as additional rental the amount of rental adjustments and other charges required by this Lease. All rental shall be paid to Landlord, without prior demand and without any deduction or offset, in lawful money of the United States of America, at the address of Landlord designated on the signature page of this Lease or to such other person or at such other place as Landlord may from time to time designate in writing.

     (b) Late Charges. In the event Tenant fails to pay any installment of rent
         ------------
within ten days of when due or in the event Tenant fails to make any other payment for which Tenant is obligated under this Lease when due, then Tenant shall pay to Landlord a late charge equal to 5% of the amount due to compensate Landlord for the extra costs incurred as a result of such late payment.

                                   ARTICLE 4
                                   ---------
                               RENTAL ADJUSTMENT
                               -----------------

     (a) For the purpose of this Article 4, the following terms are defined as follows:

         (i) Tenant's Percentage. That portion of the Project occupied by Tenant
             -------------------
divided by the total rental square footage of the Project, which result is the following: 3.355%.

     (ii) Direct Expenses Base. The amount of annual Direct Expenses which
          --------------------
Landlord has included in Annual Basic Rent, which amount is Tenant's Percentage of the actual Direct Expenses for 1997. If the Project is less than ninety-five percent (95%) occupied during any calendar year of the term, an adjustment shall be made in computing the Direct Expenses for such year so that Direct Expenses shall be computed as though the Project were ninety-five percent (95%) occupied.

          (iii) Direct Expenses. The term "Direct Expenses" shall include:
                ---------------
              (A) All real and personal property taxes and assessments (excluding those assessments described in Paragraph 4(a)(iii)(D)) imposed by any governmental authority or agency on the Project and the land on which the Project is located (including a pro-rata portion of any taxes levied on any common areas); any assessments levied in lieu of taxes; any non-progressive tax on or measured by gross rentals received from the rental of space in the Project; and any other costs levied or assessed by, or at the direction of, any federal, state, or local government authority in connection with the use or occupancy of the Premises or the parking facilities serving the Premises; any tax on this transaction or any document to which Tenant is a party creating or transferring an interest in the Premises, and any expenses, including cost of attorneys or experts, reasonably incurred by Landlord in seeking reduction by the taxing authority of the above-referenced taxes, less tax refunds obtained as a result of an application for review thereof; but shall not include any net income, franchise, capital stock, estate or inheritance taxes.

              (B) Operating costs consisting of costs incurred by Landlord in maintaining and operating the Project, exclusive of costs required to be capitalized for federal income tax purposes, and including (without limiting the generality of the foregoing) the following: costs of utilities, supplies and insurance, cost of services of independent contractors, managers and other suppliers, the fair rental value of the Project office, cost of compensation (including employment taxes and fringe benefits) of all persons who perform regular and recurring duties connected with the management, operation, maintenance, and repair of the Project, its equipment, parking facilities and the common areas, including, without limitation, engineers, janitors, foremen, floor waxers, window washers, watchmen and gardeners, but excluding persons performing services not uniformly available to or performed for substantially all Project tenants; cost of maintaining, repairing and replacing landscaping, sprinkler systems, concrete walkways, paved parking areas, signs, and site lighting.

          (C) Amortization of such capital improvements as Landlord may have installed: (a) for the purpose of reducing operating costs, but only to the extent costs are actually reduced (b) to comply with governmental rules and regulations promulgated after commencement of the Lease and (d) any costs required by the CC&R's, as defined in Article 6, affecting the Premises or by any corporation, committee or association formed in connection therewith, provided that such cost together with interest at the maximum rate allowed by law shall be amortized over such reasonable period as Landlord shall determine, and only the monthly amortized cost shall be included in Direct Expenses.

          (D)  Assessments.
               -----------

               (1) Tenant acknowledges that the Premises are subject to assessments made under the assessment districts described below. Such assessments shall be Landlord's responsibility throughout the term of this Lease.

               (2)  Assessment District Nos. 1986-4, 1986-6 and 1987-1.  The
                    --------------------------------------------------
Premises are currently subject to assessments levied to secure bonds sold by the City of Pleasanton pursuant to:

                    (a) Assessment proceedings for North Pleasanton Fire Protection Reflinding District - City of Pleasanton Improvement Bonds Assessment District No. 1986-4;

                    (b) Assessment proceedings for the City of Pleasanton Improvement Bonds Koll Center Refunding District No.1986-6; and

                    (c) Assessment proceedings for the City of Pleasanton Koll Center Pleasanton Improvement Bonds Assessment District 1987-1.

               (3) Tenant hereby consents to the formation of any other districts formed for maintenance, utilities, landscaping, lighting, special service zones, fire district, water district, road extensions freeway on-ramp traffic mitigation, sports facilities or other improvements in the Premises or Koll Center Pleasanton and to the re-financing of any assessment districts. Tenant hereby waives any right of notice and protest in connection with the formation and continued existence of the assessment districts. Tenant shall execute all documents, including, but not limited to, petitions and formal waivers of notice and protest of formation, evidencing such consent and waiver upon request of Landlord or the City of Pleasanton.

          (b)  Payment of Direct Expenses.
               --------------------------

               (i) If Tenant's Percentage of the Direct Expenses paid or incurred by Landlord for any calendar year exceeds the Direct Expenses Base included in Tenant's rent, then Tenant shall pay such excess as additional rent.

               (ii) In addition, for each year after the first calendar year, or portion thereof, Tenant shall pay Tenant's Percentage of Landlord's estimate of the amount by which Direct Expenses for that year shall exceed the Direct Expenses Base ("Landlord's Estimate"). This estimated amount shall be divided into twelve equal monthly installments. Tenant shall pay to Landlord, concurrently with the regular monthly rent payment next due following the receipt of such statement, an amount equal to one monthly installment multiplied by the number of months from January in the calendar year in which said statement is submitted to the month of such payment, both months inclusive. Subsequent installments shall be payable concurrently with the regular monthly rent payments for the balance of that calendar year and shall continue until the next calendar year's statement is rendered.

               (iii) As soon as possible after the end of each calendar year, Landlord shall provide Tenant with a statement showing the amount of Tenant's Percentage of Direct Expenses, the amount of Landlord's Estimate actually paid by Tenant and the amount of the Direct Expenses Base. Thereafter, Landlord shall reconcile the above amounts and shall either bill Tenant for the balance due (payable on demand by Landlord) or credit any overpayment by Tenant towards the next monthly installment of Landlord's Estimate falling due, as the case may be. For purposes of making these calculations, in no event shall Tenant's Percentage of the Direct Expenses be deemed to be less than the Direct Expenses Base.

          (c) Even though the term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Percentage of Direct Expenses for the year in which this Lease terminates, Tenant shall immediately pay any increase due over the estimated expenses paid and, conversely, any overpayment made in the event said expenses decrease shall be rebated by Landlord to Tenant.

                                   ARTICLE 5
                                   ---------
                               SECURITY DEPOSIT
                               ----------------

          Tenant has deposited with Landlord the sum of Ten Thousand Four Hundred Eighty and 00/100ths Dollars ($10,480.00). Said sum shall be held by Landlord as security for the faithful performance by Tenant of all of Tenant's obligations hereunder. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of the deposit is so used or applied, Tenant shall, upon demand, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount. Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform all of its obligations under this Lease, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interests hereunder) at the expiration of the Lease term, provided that Landlord may retain the security deposit until such time as any amount due from Tenant in accordance with Article 4 hereof has been determined and paid in full.

                                   ARTICLE 6
                                   ---------
                                      USE
                                      ---

          Tenant shall use the Premises for general office use and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord. Nothing contained herein shall be deemed to give Tenant any exclusive right to such use in the Project. Tenant shall not use or occupy the Premises in violation of law or of the certificate of occupancy issued for the Building or Project, and shall, upon written notice from Landlord, discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation of law or of said certificate of occupancy. Tenant shall comply with any direction of any governmental authority having jurisdiction which shall, by reason of the nature of Tenant's use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or with respect to the use or occupation thereof. Tenant's shall not do or permit to be done anything which will invalidate or increase the cost of any fire, extended coverage or any other insurance policy covering the Building and/or Project and/or property located therein and shall comply with all rules, orders, regulations and requirements of the Insurance Service Offices, formerly known as the Pacific Fire Rating Bureau or any other organization performing a similar function. Tenant shall promptly, upon demand, reimburse Landlord for any additional premium charged for such policy by reason of Tenant's failure to comply with the provisions of this Article. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Project, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises. Tenant acknowledges that Landlord has recorded covenants, conditions and restrictions against the Premises on February 18, 1987 as Instrument Number 87/046032 in the Official Records of Alameda County (the "CC&Rs"). Tenant's use of the Premises shall be subject to and Tenant shall comply with the CC&R's, as the same may be amended from time to time. Tenant acknowledges that there have been and may be from time to time recorded easements and/or declarations granting or declaring easements for parking, utilities, fire or emergency access, and other matters. Tenant's use of the Premises shall be subject to and Tenant shall comply with any and all such easements and declarations. Tenant's use of the Premises shall be subject to such guidelines as may from time to time be prepared by Landlord or the Bernal Corporate Park Owner's Association in their sole discretion. Tenant acknowledges that governmental entities with jurisdiction over the Premises may, from time to time promulgate laws, rules, plans and regulations affecting the use of the Premises, including, but not limited to, traffic management plans and energy conservation plans. Tenant's use of the Premises shall be subject to and Tenant shall comply with any and all such laws, rules, plans, and regulations. Tenant, at its sole cost, shall comply with all laws relating to the storage, use and disposal of hazardous, toxic or radioactive matter, including those materials identified in Sections 66680 through 66685 of Title 33 of the California Administrative Code, Division 4, Chapter 30 ("Title 22") as they may be amended from time to time (collectively "Toxic Materials"). If Tenant does store, use or dispose of any Toxic Materials, Tenant shall notify Landlord in writing at least ten (10) days prior to their first appearance on the Premises.


                                   ARTICLE 7
                                   ---------
                                    NOTICES
                                    -------

          Any notice required or permitted to be given hereunder must be in writing and may be given by personal delivery or by mail, and if given by mail shall be deemed sufficiently given if sent by registered or certified mail addressed to Tenant at the Project attention:_____________, and to Pan American Bank, FSB, 1300 South El Camino Real, Suite 320, San Mateo, California 94402, attention:______________________ or to Landlord at its address set forth at the end of this Lease. Either party may specify a different address for notice purposes by written notice to the other except that the Landlord may in any event use the Premises as Tenant's address for notice purposes.

                                   ARTICLE 8
                                   ---------
                                    BROKERS
                                    -------

          Tenant warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, except Chris Adams of CB Commercial Real Estate, who represents Tenant only, whose commission shall be payable by Landlord, and that it knows of no other real estate broker or agent who is or might be entitled to a commission in connection with the Lease. If Tenant has dealt with any other person or real estate broker with respect to leasing or renting space in the Project, Tenant shall be solely responsible for the payment of any fee due said person or firm and Tenant shall hold Landlord free and harmless against any liability in respect thereto, including attorneys' fees and costs.


                                   ARTICLE 9
                                   ---------
                                  HOLDING OVER
                                  ------------

          If Tenant holds over after the expiration or earlier termination of the term hereof without the express written consent of Landlord, Tenant shall become a Tenant at sufferance only, at a rental rate equal to one hundred twenty five percent (125%) of the rent in effect upon the date of such expiration (subject to adjustment as provided in Paragraph 4 hereof and prorated on a daily basis), and otherwise subject to the terms, covenants and conditions herein specified, so far as applicable. Acceptance by Landlord of rent after such expiration or earlier termination shall not result in a renewal of this Lease. The foregoing provisions of this Article 9 are in addition to and do not affect Landlord's right of re-entry or any rights of Landlord hereunder or as otherwise provided by law. If Tenant fails to surrender the Premises upon the expiration of this Lease despite demand to do so by Landlord, Tenant shall indemnify and hold Landlord harmless from all loss or liability, including without limitation, any claim made by any succeeding tenant founded on or resulting from such failure to surrender and any attorneys' fees and costs.

                                  ARTICLE 10
                                  ----------
                          TAXES ON TENANT'S PROPERTY
                          --------------------------

          (a) Tenant shall be liable for and shall pay, at least ten days before delinquency, all taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord, after written notice to Tenant, pays the taxes based upon such increased assessment, which Landlord shall have the right to do regardless of the validity thereof, but only under proper protest if requested by Tenant, Tenant shall, upon demand, repay to Landlord the taxes so levied against Landlord, or the portion of such taxes resulting from such increase in the assessment.

          (b) If the Tenant Improvements in the Premises, whether installed, and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which Tenant Improvements conforming to Landlord's "Project Standard," in other space in the Project are assessed, then the real property taxes and assessment levied against the Project by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of Paragraph 10(a), above. If the records of the County Assessor are available and sufficiently detailed to serve as a basis for determining whether said Tenant Improvements are assessed at a higher valuation than Landlord's Project Standard, such records shall be binding on both the Landlord and the Tenant. If the records of the County Assessor are not available or sufficiently detailed to serve as a basis for making said determination, the actual cost of construction shall be used.

                                  ARTICLE 11
                                  ----------
                             CONDITION OF PREMISES
                             ---------------------

          Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or the Project or with respect to the suitability of either for the conduct of Tenant's business. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Project were in satisfactory condition at such time, excluding punch list items and latent defects, if any.

                                  ARTICLE 12
                                  ----------
                                  ALTERATIONS
                                  -----------

          (a) Tenant shall make no alterations, additions or improvements in or to the Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed and then only by contractors or mechanics reasonably approved by Landlord. Tenant agrees that there shall be no construction or partitions or other obstructions which might interfere with Landlord's free access to mechanical installations or service facilities of the Building or Project or interfere with the moving of Landlord's equipment to or from the enclosures containing said installations or facilities. All such work shall be done at such times and in such manner as Landlord may from time to time reasonably designate. Tenant covenants and agrees that all work done by Tenant shall be performed in full compliance with all laws, rules, orders, ordinances, regulations and requirements of all governmental agencies, offices, and boards having jurisdiction, and in full compliance with the rules, regulations and requirements of the Insurance Service Offices formerly known as the Pacific Fire Rating Bureau, and of any similar body. Before commencing any work, Tenant shall give Landlord at least ten days written notice of the proposed commencement of such work and shall, if required by Landlord, secure at Tenant's own cost and expense, a completion and lien indemnity bond, satisfactory to Landlord, for said work. Tenant further covenants and agrees that any mechanic's lien filed against the Premises or against the Building or Project for work claimed to have been done for, or materials claimed to have been furnished to, Tenant will be discharged by Tenant, by bond or otherwise, within ten days after the filing thereof, at the cost and expense of Tenant. All alterations, additions or improvements upon the Premises made by either party, including (without limiting the generality of the foregoing) all wall covering, built-in cabinet work, paneling and the like, shall, unless Landlord elects otherwise, become the property of Landlord, and shall remain upon, and be surrendered with the Premises, as a part thereof, at the end of the term hereof, except that Landlord may, by written notice to Tenant, require Tenant to remove all partitions, counters, railings and the like installed by Tenant, and Tenant shall repair all damage resulting from such removal or, at Landlord's option, shall pay to Landlord all costs arising from such removal.

          (b) All articles of personal property and all business and trade fixtures, machinery and equipment, furniture and movable partitions owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant and may be removed by Tenant at any time during the lease term when Tenant is not in default hereunder. If Tenant shall fail to remove all of its effects from the Premises upon termination of this Lease for any cause whatsoever, Landlord may, at its option, remove the same in any manner that Landlord shall choose, and store said effects without liability to Tenant for loss thereof. In such event, Tenant agrees to pay Landlord upon demand any and all expenses incurred in such removal, including court costs and attorneys' fees and storage charges on such effects for any length of time that the same shall be in Landlord's possession. Landlord may, at its option, without notice, sell said effects, or any of the same, at private sale and without legal process, for such price as Landlord may obtain and apply the proceeds of such sale upon any amounts due under this Lease from Tenant to Landlord and upon the expense incident to the removal and sale of said effects.

                                   ARTICLE 13
                                   ----------
                                    REPAIRS
                                    -------

          (a) By entry hereunder, Tenant accepts the Premises as being in good and sanitary order, condition and repair, excluding punch list items and latent defects, if any. Tenant shall keep, maintain and preserve the Premises in first class condition and repair, and shall, when and if needed, at Tenant's sole cost and expense, make all repairs to the Premises and every part thereof. Tenant shall, upon the expiration or sooner termination of the term hereof, surrender the Premises to Landlord in the same condition as when received, usual and ordinary wear and tear excepted. Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof. The parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Project except as specifically herein set forth.

          (b) Anything contained in Paragraph 13(a) above to the contrary notwithstanding, Landlord shall repair and maintain the structural portions of the Building, including the foundations, building shell, and roof structure, all at Landlord's expense. At Tenant's expense to be prorated through operating costs, Landlord shall repair and maintain the basic plumbing, elevators, life safety systems and other building systems, heating, ventilating, air conditioning and electrical systems installed or furnished by Landlord, and perform roof repair and maintenance to the Premises. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in Article 21 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building, Project or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.


                                   ARTICLE 14
                                   ----------
                                     LIENS
                                     -----

          Tenant shall not permit any mechanic's, materialmen's or other liens to be filed against the Building or Project, nor against Tenant's leasehold interest in the Premises. Landlord shall have the right at all reasonable times to post and keep posted on the Premises any notices which it deems necessary for protection from such liens. If any such liens are filed, Landlord may, without waiving its rights and remedies based on such breach of Tenant and without releasing Tenant from any of its obligations, cause such liens to be released by any means it shall deem proper, including payments in satisfaction of the claim giving rise to such lien. Tenant shall pay to Landlord at once, upon notice by Landlord, any sum paid by Landlord to remove such liens, together with interest at the maximum rate per annum permitted by law from the date of such payment by Landlord.


                                   ARTICLE 15
                                   ----------
                               ENTRY BY LANDLORD
                               -----------------

          Landlord reserves and shall at any and all times have the right to enter the Premises to inspect the same, to supply janitorial service and any service to be provided by Landlord to Tenant hereunder, to show the Premises to prospective purchasers or tenants, to post notices of nonresponsibility, to alter, improve or repair the Premises or any other portion of the Building or Project, all without being deemed guilty of any eviction of Tenant and without abatement of rent. Landlord may, in order to carry out such purposes, erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, provided that the business of Tenant shall be interfered with as little as is reasonably practicable. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss in, upon and about the Premises. Landlord shall at all times have and retain a key with which to unlock all doors in the Premises, excluding Tenant's vaults and safes. Landlord shall have the right to use any and all means which

Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises. Any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not be construed or deemed to be a forcible or unlawful entry into the Premises, or any eviction of Tenant from the Premises or any portion thereof, and any damages caused on account thereof shall be paid by Tenant. It is understood and agreed that no provision of this Lease shall be construed as obligating Landlord to perform any repairs, alterations or decorations except as otherwise expressly agreed herein by Landlord.

                                   ARTICLE 16
                                   ----------
                            UTILITIES AND SERVICES
                            ----------------------

          Provided that Tenant is not in default under this Lease, Landlord agrees to furnish or cause to be furnished to the Premises the utilities and services described in the Standards for Utilities and Services, attached hereto as EXHIBIT C, subject to the conditions and in accordance with the standards set forth therein. Landlord's failure to furnish any of the foregoing items when such failure is caused by:

          (i)   Accident, breakage, or repairs,

          (ii) Strikes, lockouts or other labor disturbance or labor dispute of any character,

          (iii) Governmental regulation, moratorium or other governmental action,

          (iv) Inability despite the exercise of reasonable diligence to obtain electricity, water or fuel or by

          (v)   Any other cause beyond Landlord's reasonable control,

shall not result in any liability to Landlord. In addition, Tenant shall not be entitled to any abatement or reduction of rent by reason of such failure, no eviction of Tenant shall result from such failure and Tenant shall not be relieved from the performance of any covenant or agreement in this Lease because of such failure. In the event of any failure, stoppage or interruption thereof, Landlord shall diligently attempt to resume service promptly.

                                   ARTICLE 17
                                   ----------
                                   BANKRUPTCY
                                   ----------

          If Tenant shall file a petition in bankruptcy under any provision of the Bankruptcy Code as then in effect, or if Tenant shall be adjudicated a bankrupt in involuntary bankruptcy proceedings and such adjudication shall not have been vacated within thirty days from the date thereof, or if a receiver or trustee shall be appointed of Tenant's property and the order appointing such receiver or trustee shall not be set aside or vacated within thirty days after the entry thereof, or if Tenant shall assign Tenant's estate or effects for the benefit of creditors, or if this Lease shall, by operation of law or otherwise, pass to any person or persons other than Tenant, then in any such event Landlord may terminate this Lease, if Landlord so elects, with or without notice of such election and with or without entry or action by Landlord. In such case, notwithstanding any other provisions of this Lease, Landlord, in addition to any and all rights and remedies allowed by law or equity, shall, upon such termination, be entitled to recover damages in the amount provided in Paragraph 23(b) hereof. Neither Tenant nor any person claiming through or under Tenant or by virtue of any statute or order of any court shall be entitled to possession of the Premises but shall surrender the Premises to landlord. Nothing contained herein shall limit or prejudice the right of Landlord to recover damages by reason of any such termination equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved; whether or not such amount is greater, equal to, or less than the amount of damages recoverable under the provisions of this
Article 17.


                                  ARTICLE 18
                                  ----------
                                INDEMNIFICATION
                                ---------------

          Tenant shall indemnify, defend and hold Landlord harmless from all claims arising from Tenant's use of the Premises or the conduct of its business or from any activity, work, or thing done, permitted or suffered by Tenant in or about the Premises. Tenant shall further indemnify, defend and hold Landlord harmless from all claims arising from any breach or default in the performance of any obligation to be performed by Tenant under the terms of this Lease, or arising from any act, neglect, fault or omission of Tenant or of its agents or employees, and from and against all costs, attorneys' fees, expenses and liabilities incurred in or about such claim or any action or proceeding brought thereon. In case any action or proceeding shall be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel approved in writing by Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to person in, upon or about the Premises from any cause whatsoever except that which is caused by the negligence or willful misconduct of Landlord, its agents, employees or contractors or by the failure of Landlord to observe any of the terms and conditions of this Lease where such failure has persisted for an unreasonable period of time after written notice of such failure. Tenant hereby waives all its claims in respect thereof against Landlord.

Landlord shall indemnify, defend and hold Tenant harmless from all claims arising from any breach or default in the performance of any obligation to be performed by Landlord under the terms of this Lease, or arising from any act, neglect, fault or omission of Landlord or its agents or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in or about such claim or any action or proceedings brought herein.

                                  ARTICLE 19
                                  ----------
                          DAMAGE TO TENANT'S PROPERTY
                          ---------------------------

          Notwithstanding the provisions of Article 18 to the contrary, Landlord or its agents shall not be liable for (i) any damage to any property entrusted to employees of the Project, (ii) loss or damage to any property by theft or otherwise, or (iii) any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Project or from the pipes, appliances or plumbing work therein or from the roof, street or sub-surface or from any other place or resulting from dampness or from any other cause whatsoever except to the extent any such loss, damage or injury is caused by the negligence or willful misconduct of Landlord, its agents, employees or contractors and is not an insured loss covered by the provisions of the waiver set forth in Paragraph 20(d) below. Landlord or its agents shall not be liable for interference with light or other incorporeal hereditaments. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Project or of defects therein or in the fixtures or equipment.

                                  ARTICLE 20
                                  ----------
                              TENANT'S INSURANCE
                              ------------------

          (a) Tenant shall, during the term hereof and any other period of occupancy, at its sole cost and expense, keep in full force and effect the following insurance:

              (i) Standard form property insurance insuring against the perils of fire, extended coverage, vandalism, malicious mischief, special extended coverage ("All-Risk") and sprinkler leakage. This insurance policy shall be upon all property owned by Tenant, for which Tenant is legally liable or that was installed at Tenant's expense, and which is located in the Project including, without limitation, furniture, fittings, installations, fixtures (other than Tenant improvements installed by Landlord), and any other personal property in an amount not less than ninety percent of the full replacement cost thereof. In the event that there shall be a dispute as to the amount which comprises full replacement cost, the decision of Landlord or any mortgagees of Landlord shall be conclusive. Such policy shall name Landlord and any mortgagees of Landlord as insured parties, as their respective interests may appear.

          (ii) Comprehensive General Liability Insurance insuring Tenant against any liability arising out of the lease, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in the amount of $2,000,000 Combined Single Limit for injury to, or death of one or more persons in an occurrence, and for damage to tangible property (including loss of use) in an occurrence, with such liability amount to be adjusted from year to year to reflect increases in the Consumer Price Index. The policy shall insure the hazards of premises and operation, independent contractors, contractual liability (covering the Indemnity contained in Paragraph 18 hereof) and shall (1) name Landlord as an additional insured, and (2) contain a cross liability provision, and (3) contain a provision that "the insurance provided the Landlord hereunder shall be primary and non-contributing with any other insurance available to the Landlord."

               (iii) Workers' Compensation and Employer's Liability insurance (as required by state law).

               (iv) Any other form or forms of insurance as Tenant or Landlord or any mortgagees of Landlord may reasonably require from time to time in form, in amounts and for insurance risks against which a prudent tenant would protect itself.

               (b) All policies shall be written in a form satisfactory to Landlord and shall be taken out with insurance companies holding a General Policyholders Rating of "A" and a Financial Rating of "X" or better, as set forth in the most current issue of Bests Insurance Guide. Within ten days after the execution of this Lease, Tenant shall deliver to Landlord copies of policies or certificates evidencing the existence of the amounts and forms of coverage satisfactory to Landlord. No such policy shall be cancelable or reducible in coverage except after thirty days prior written notice to Landlord. Tenant shall, within ten days prior to the expiration of such policies, furnish Landlord with renewals or "binders" thereof, or Landlord may order such insurance and charge the cost thereof to Tenant as additional rent. If Landlord obtains any insurance that is the responsibility of Tenant under this section, Landlord shall deliver to Tenant a written statement setting forth the cost of any such insurance and showing in reasonable detail the manner in which it has been computed.
                                   ARTICLE 21
                                   ----------
                             DAMAGE OR DESTRUCTION
                             ---------------------

          (a) In the event the Project and/or the Premises is damaged by fire or other perils covered by Landlord's insurance, Landlord shall have the following rights and obligations:

               (i) In the event of total destruction, at Landlord's option, as soon as reasonably possible thereafter, commence repair, reconstruction and restoration of the Project and/or the Premises and prosecute the same diligently to completion, in which event this Lease shall remain in full force and effect; or within sixty days after such damage, elect not to so repair, reconstruct or restore the Project and/or the Premises, in which event this Lease shall terminate. In either event, Landlord shall give Tenant written notice of its intention within said sixty day period. In the event Landlord elects not to restore the Project and/or the Premises, this Lease shall be deemed to have terminated as of the date of such total destruction.

               (ii) In the event of a partial destruction of the Project and/or the Premises, to an extent not exceeding twenty-five percent of the full insurable value thereof, and if the damage thereto is such that the Project and/or the Premises may be repaired, reconstructed or restored within a period of ninety days from the date of the happening of such casualty and if Landlord will receive insurance proceeds sufficient to cover the cost of such repairs then Landlord shall commence and proceed diligently with the work of repair, reconstruction and restoration and this Lease shall continue in full force and effect. If such work of repair, reconstruction and restoration shall require a period longer than ninety days or exceeds twenty-five percent of the full insurable value thereof, or if said insurance proceeds will not be sufficient to cover the cost of such repairs, then Landlord either may elect to so repair, reconstruct or restore and the Lease shall continue in full force and effect or Landlord may elect not to repair, reconstruct or restore and the Lease shall then terminate. Under any of the conditions of this Subparagraph 21(a)(ii), Landlord shall give written notice to Tenant of its intention within sixty days following said partial destruction. In the event Landlord elects not to restore the Project and/or the Premises, this Lease shall be deemed to have terminated as of the date of such partial destruction. If such work of repair, reconstruction and restoration shall require a period longer than 180 days the Tenant may terminate the lease by giving Landlord written notice within sixty days of said partial destruction.

          (b) Upon any termination of this Lease under any of the provisions of this Article 21, the parties shall be released without further obligation to the other from the date possession of the Premises is surrendered to Landlord except for items which have therefore accrued and are then unpaid.

          (c) In the event of repair, reconstruction and restoration by and or as herein provided, the rental payable under this Lease shall be abated proportionately with the degree to which Tenant's use of the Premises is impaired during the period of such repair, reconstruction or restoration. Tenant shall not be entitled to any compensation or damages for loss in the use of the whole or any part of the Premises and/or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

          (d) Tenant shall not be released from any of its obligations under this Lease except to the extent and upon the conditions expressly stated in this
Article 21. Notwithstanding anything to the contrary contained in this Article 21, if Landlord is delayed or prevented from repairing or restoring the damaged Premises within one year after the occurrence of such damage or destruction by reason of acts of God, war, governmental restrictions, inability to procure the necessary labor or materials, or other cause beyond the control of Landlord. Landlord shall be relieved of its obligation to make such repairs or restoration and Tenant shall be released from its obligation under this Lease as of the end of said one year period.

          (e) If damage is due to any cause other than fire or other peril covered by extended coverage insurance, Landlord may elect to terminate this Lease.

          (f) If Landlord is obligated to or elects to repair or restore as herein provided, Landlord shall be obligated to make repair or restoration only of those portions of the Project and the Premises which were originally provided at Landlord's expense, and the repair and restoration of items not provided at Landlord's expense shall be the obligation of Tenant.

          (g)  Notwithstanding anything to the contrary contained in this
Article 21, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Article 21 occurs during the last twelve months of the term of this Lease or any extension hereof, and further in such event if said repair, reconstruction or restoration requires more than thirty days the Tenant shall have the right to terminate said lease by giving Landlord sixty days written notice of its intention to do so.

          (h) The provisions of California Civil Code 1932, Subsection 2, and 1933, Subsection 4, which permit termination of a lease upon destruction of the Leased Premises, are hereby waived by Tenant; and the provisions of this Article shall govern in case of such destruction.

                                  ARTICLE 22
                                  ----------
                                EMINENT DOMAIN
                                --------------

          In case all of the Premises, or such part thereof as shall substantially interfere with Tenant's use and occupancy thereof, shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, either party shall have the right to terminate this Lease effective as of the date possession is required to be surrendered to said authority. Tenant shall not assert any claim against Landlord or the taking authority for any compensation because of such taking, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate or interest of Tenant. In the event the amount of property or the type of estate taken shall not substantially interfere with the conduct of Tenant's business, Landlord shall be entitled to the entire amount of the award without deduction for any estate or interest of Tenant. Landlord shall restore the Premises to substantially their same condition prior to such partial taking, and a proportionate allowance shall be made to Tenant for the rent corresponding to the time during which, and to the part of the Premises of which, Tenant shall be so deprived on account of such taking and restoration. Nothing contained in this Paragraph shall be deemed to give Landlord any interest in any award made to Tenant for the taking of personal property and fixtures belonging to Tenant.

                                   ARTICLE 23
                                   ----------
                             DEFAULTS AND REMEDIES
                             ---------------------

          (a) The occurrence of any one or more of the following events shall constitute a default hereunder by Tenant:

               (i) The abandonment of the Premises by Tenant. Abandonment is herein defined to include, but is not limited to, any absence by Tenant from the Premises for five business days or longer while in default of any provision of this Lease.

               (ii) The failure by Tenant to make any payment of rent or additional rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of three days after written notice thereof from Landlord to Tenant; provided however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161 regarding unlawful detainer actions.

               (iii) The failure by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in Subparagraph 23(a)(i) or (ii) above, where such failure shall continue for a period of ten days after written notice thereof from Landlord to Tenant. Any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure
Section 1161 regarding unlawful detainer actions. If the nature of Tenant's default is such that more than ten days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant shall commence such cure within said ten-day period and thereafter diligently prosecute such cure to completion, which completion shall occur not later than sixty days from the date of such notice from Landlord.

               (iv)     (1)    The making by Tenant of any general assignment
for the benefit of creditors; (2) the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within thirty days); (3) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty days; or (4) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within thirty days.

          (b) In the event of any such default by Tenant, in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder. In the event that Landlord shall elect to so terminate this Lease then Landlord may recover from Tenant:

               (i) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

               (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

               (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

               (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

As used in Subparagraph 23(b)(i) and (ii) above, the "worth at the time of award" is computed by allowing interest at the maximum rate permitted by law. As used in Subparagraph 23(b)(iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent.

          (c) In the event of any such default by Tenant, Landlord shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. No re-entry or taking possession of the Premises by Landlord pursuant to this Paragraph 23(c) shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction.

          (d) All rights, options and remedies of Landlord contained in this Lease shall be constructed and held to be cumulative, and no one of them shall be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law, whether or not stated in this Lease. No waiver of any default of Tenant hereunder shall be implied from any acceptance by Landlord of any rent or other payments due hereunder or any omission by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect defaults other than as specified in said waiver. The consent or approval of Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar acts by Tenant.

          (e) The chronic delinquency by Tenant in the payment of Basic Rent or any other payments required to be paid by Tenant under this Lease shall constitute a default hereunder by Tenant. "Chronic delinquency" shall mean failure by Tenant to pay Basic Rent, or any other payments required to be paid by Tenant under this Lease within three (3) days after written notice thereof for any three (3) occasions (consecutive or non-consecutive) during any twelve
(12) month period. In the event of a chronic delinquency, Landlord shall have the right, at Landlord's option, to require that Basic Rent be paid by Tenant quarterly, in advance.

                                   ARTICLE 24
                                   ----------
                           ASSIGNMENT AND SUBLETTING
                           -------------------------

          (a) Tenant shall not voluntarily assign or encumber its interest in this Lease or in the Premises, or sublease all or any part of the Premises, or allow any other person or entity to occupy or use all or any part of the Premises, without first obtaining Landlord's prior written consent which consent shall not be unreasonably withheld or delayed. Any assignment, encumbrance or sublease without Landlord's prior written consent shall be voidable, at Landlord's election, and shall constitute a default and at the option of the Landlord shall result in a termination of this Lease. No consent to assignment, encumbrance, or sublease shall constitute a further waiver of the provisions of this paragraph. Tenant shall notify Landlord in writing of Tenant's intent to sublease, encumber or assign this Lease and Landlord shall, within thirty days of receipt of such written notice, elect one of the following:

               (i) Consent to such proposed assignment, encumbrance or sublease;

               (ii) Refuse such consent, which refusal shall be on reasonable grounds; or

               (iii)  Elect to terminate this Lease.

          (b) As a condition for granting its consent to any assignment, encumbrance or sublease, sixty days prior to any anticipated assignment or sublease Tenant shall give Landlord written notice (the "Assignment Notice"), which shall set forth the name, address and business of the proposed assignee or sublessee, information (including references) concerning the character, ownership, and financial condition of the proposed assignee or sublessee, and the Assignment Date, any ownership or commercial relationship between Tenant and the proposed assignee or sublessee, and the consideration of all other material terms and conditions of the proposed assignment or sublease, all in such detail as Landlord shall reasonably require. If Landlord requests additional detail, the Assignment Notice shall not be deemed to have been received until Landlord receives such additional detail, and Landlord may withhold consent to any assignment or sublease until such additional detail is provided to it. Further, Landlord may require that the sublessee or assignee remit directly to Landlord on a monthly basis, all monies due to Tenant by said assignee or sublessee.

          (c) The consent by Landlord to any assignment or subletting shall not be construed as relieving Tenant or any assignee of this Lease or sublessee of the Premises from obtaining the express written consent of Landlord to any further assignment or subletting or as releasing Tenant or any assignee or sublessee of Tenant from any liability or obligation hereunder whether or not then accrued. In the event Landlord shall consent to an assignment or sublease, Tenant shall pay Landlord as Additional Rent a reasonable attorneys' and administrative fee not to exceed $500 for costs incurred in connection with evaluating the Assignment Notice. This section shall be fully applicable to all further sales, hypothecations, transfers, assignments and subleases of any portion of the Premises by any successor or assignee of Tenant, or any sublessee of the Premises.

          (d) As used in this section, the subletting of substantially all of the Premises for substantially all of the remaining term of this Lease shall be deemed an assignment rather than a sublease. Notwithstanding the foregoing, Landlord shall consent to the assignment, sale or transfer if the Assignment Notice states that Tenant desires to assign the Lease to any entity into which Tenant is merged, with which Tenant is consolidated or which acquires all or substantially all of the assets of Tenant, provided that the assignee first executes, acknowledges and delivers to Landlord an agreement whereby the assignee agrees to be bound by all of the covenants and agreements in this Lease which Tenant has agreed to keep, observe or perform, that the assignee agrees that the provisions of this section shall be binding upon it as if it were the original Tenant hereunder and that the assignee shall have a net worth (determined in accordance with generally accepted accounting principles consistently applied) immediately after such assignment which is at least equal to the net worth (as so determined) of Tenant at the commencement of this Lease.

          (e) Except as provided above, Landlord's consent to any sublease shall not be unreasonably withheld or delayed. A condition to such consent shall be delivery by Tenant to Landlord of a true copy of any such sublease. If for any proposed assignment or sublease Tenant receives rent or other consideration, either initially or over the term of the assignment or sublease, in excess of the rent called for hereunder, or, in case of the sublease of a portion of the Premises, in excess of such rent fairly allocable to such portion, after appropriate adjustments to assure that all other payments called for hereunder are taken into account, Tenant shall pay to Landlord as additional rent hereunder one half (1/2) of the excess of each such payment of rent or other consideration received by Tenant promptly after its receipt. Landlord's waiver or consent to any assignment or subletting shall not relieve Tenant from any obligation under this lease. The parties intend that the preceding sentence shall not apply to any sublease rentals respecting a portion of the Premises that during the entire term of this Lease was not occupied by Tenant for its own use, but was always subleased by Tenant and/or kept vacant. For the purpose of this section, the rent for each square foot of floor space in the Premises shall be deemed equal.

                                  ARTICLE 25
                                  ----------
                                 SUBORDINATION
                                 -------------

          Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any mortgagee with a lien on the Project or any ground lessor with respect to the Project, this Lease shall be subject and subordinate at all times to:

               (i) All ground leases or underlying leases which may now exist or hereafter be executed affecting the Project or the land upon which the Project is situated or both,

               (ii) The lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Project, land, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. Notwithstanding the foregoing,

Landlord shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to the Lease. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord, at the option of such successor in interest. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust. Tenant hereby irrevocably appoints Landlord as attorney-in-fact of Tenant to execute, deliver and record any such document in the name and on behalf of Tenant, and

               (iii)  The CC&R's as described in Article 6.


                                  ARTICLE 26
                                  ----------
                             ESTOPPEL CERTIFICATE
                             --------------------

          (a) Within ten days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord a statement certifying:

               (i)    The date of commencement of this Lease;

               (ii) The fact that this Lease is unmodified and in full force and effect (or, if there have been modifications hereto, that this Lease is in full force and effect, and stating the date and nature of such modifications);

               (iii) The date to which the rental and other sums payable under this Lease have been paid;

               (iv) That there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement; and

               (v) Such other matters requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this Article 26 may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or Project or any interest therein.

          (b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant:

               (i) That this Lease is in full force and effect, without modification except as may be represented by Landlord,

               (ii) That there are no uncured defaults in Landlord's performance, and

               (iii) That not more than one month's rental has been paid in advance.


                                   ARTICLE 27
                                   ----------
                                    SIGNAGE
                                    -------

          Landlord shall provide for Tenant the opportunity to have Tenant's name placed upon the Building lobby directory sign, and at Tenant's entrance to the Premises. Tenant shall have no other right to maintain a Tenant identification sign in any other location in, on or about the Premises, the Building, the Project, or Bernal Corporate Park and shall not display or erect any Tenant identification sign, display or other advertising material that is visible from the exterior of the Building. The size, design, color and other physical aspects of the Tenant identification sign shall be subject to Landlord's written reasonable approval prior to installation. The cost of the installation of the sign, and its maintenance and removal expense, shall be at Tenant's sole expense. If Tenant fails to maintain its sign or if Tenant fails to remove its sign upon termination of this Lease, Landlord may do so at Tenant's expense and Tenant's reimbursement to Landlord for such amounts shall be deemed additional rent. All signs shall comply with rules and regulations set for by Landlord as may be modified from time to time.

                                  ARTICLE 28
                                  ----------
                             RULES AND REGULATIONS
                             ---------------------

          Tenant shall faithfully observe and comply with the "Rules and Regulations," a copy of which is attached hereto and marked EXHIBIT D, and all reasonable and nondiscriminatory modifications thereof and additions thereto from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the violation or non-performance by any other tenant or occupant of the Project of any of said Rules and Regulations.


                                   ARTICLE 29
                                   ----------
                                CONFLICT OF LAWS
                                ----------------

          This Lease shall be governed by and construed pursuant to the laws of the State of California.

                                   ARTICLE 30
                                   ----------
                            SUCCESSORS AND ASSIGNS
                            ----------------------

          Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective, successors and assigns.

                                   ARTICLE 31
                                   ----------
                             SURRENDER OF PREMISES
                             ------------ --------

          The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, operate as an assignment to it of any or all subleases and subtenancies.


                                  ARTICLE 32
                                  ----------
                                ATTORNEYS' FEES
                                ---------------

          (a) If Landlord should bring suit for possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provisions of this Lease, or for any other relief against Tenant hereunder, or in the event of any other litigation between the parties with respect to this Lease, then all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment.

          (b) If Landlord is named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy hereunder, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including reasonable attorneys' fees.

                                  ARTICLE 33
                                  ----------
                             PERFORMANCE BY TENANT
                             ---------------------

          All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any sum of money owed to any party other than Landlord, for which it is liable hereunder or if Tenant shall fail to perform any other act on its part to be performed hereunder and such failure shall continue for ten days after notice thereof by Landlord, Landlord may, without waiving or releasing Tenant from obligations of Tenant, but shall not be obligated to, make any such payment or perform any such other act to be made or performed by Tenant. All sums so paid by Landlord and all necessary incidental costs together with interest thereon at the maximum rate permissible by law, from the date of such payment by Landlord, shall be payable to Landlord on demand. Tenant covenants to pay any such sums and Landlord shall have (in addition to any other right or remedy of Landlord) all rights and remedies in the event of the non-payment thereof by Tenant as are set forth in Article 23 hereof.

                                  ARTICLE 34
                                  ----------
                             MORTGAGEE PROTECTION
                             --------------------

          In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgage covering the Premises whose address shall have been furnished to Tenant, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure.

                                  ARTICLE 35
                                  ----------
                            DEFINITION OF LANDLORD
                            ----------------------

          The term "Landlord", as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners, at the time in question, of the fee title of the Premises or the lessees under any ground lease, if any. In the event of any transfer, assignment or other conveyance or transfers of any such title, Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved from and after the date of such transfer, assignment or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed. Without further agreement, the transferee of such title shall be deemed to have assumed and agreed to observe and perform any and all obligations of Landlord hereunder, during its ownership of the Premises. Landlord may transfer its interest in the Premises without the consent of Tenant and such transfer or subsequent transfer shall not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease.


                                   ARTICLE 36
                                   ----------
                                     WAIVER
                                     ------

          The waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be deemed a waiver of or in any way affect the right of Landlord to insist upon the performance by Tenant in strict accordance with said terms. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant or any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

                                   ARTICLE 37
                                   ----------
                            IDENTIFICATION OF TENANT
                            ----------------- ------

          If more than one person executes this Lease as Tenant:

               (i) Each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant, and

               (ii) The term "Tenant" as used in this Lease shall mean and include each of them jointly and severally. The act of or notice from, or notice to refund to, or the signature of any one or more of them, with respect to the tenancy of this Lease, including, but not limited to any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.


                                  ARTICLE 38
                                  ----------
                                    PARKING
                                    -------

          The use by Tenant, its employees and invitees, of the parking facilities of the Project shall be on the terms and conditions set forth in EXHIBIT E attached hereto and by this reference incorporated herein and shall be
---------
subject to such other agreement between Landlord and Tenant as may hereinafter be established. Tenant, its employees and invitees shall use no more than four
(4) non-exclusive parking spaces per one thousand (1,000) square feet of leased space. Tenant's use of the parking spaces shall be confined to the Project. If, in Landlord's reasonable business judgment, it becomes necessary, Landlord shall exercise due diligence to cause the creation of cross-parking easements and such other agreements as are necessary to permit Tenant, its employees and invitees to use parking spaces on the properties and buildings of Bernal Corporate Park, which are separate legal parcels from the Project. Tenant acknowledges that other tenants of the Project and the tenants of the other buildings, their employees and invitees, may be given the right to park at the Project.


                                   ARTICLE 39
                                   ----------
                               TERMS AND HEADINGS
                               ------------------

          The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in any gender include other genders. The paragraph headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

                                   ARTICLE 40
                                   ----------
                              EXAMINATION OF LEASE
                              -------------- -----

          Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant.

                                   ARTICLE 41
                                   ----------
                                      TIME
                                      ----

          Time is of the essence with respect to the performance of every provision of this Lease in which time or performance is a factor.


                                   ARTICLE 42
                                   ----------
                          PRIOR AGREEMENT: AMENDMENTS
                          ---------------------------

          This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provisions of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

                                   ARTICLE 43
                                   ----------
                                  SEPARABILITY
                                  ------------

          Any provision of this Lease which shall prove to be invalid, void or illegal in no way affects, impairs or invalidates any other provision hereof, any such other provisions shall remain in full force and effect.

                                   ARTICLE 44
                                   ----------
                                   RECORDING
                                   ---------

          Neither Landlord nor Tenant shall record this Lease nor a short form memorandum thereof without the consent of the other.

                                   ARTICLE 45
                                   ----------
                                    CONSENTS
                                    --------

          Whenever the consent of either party is required hereunder such consent shall not be unreasonably withheld.

                                   ARTICLE 46
                                   ----------
                            LIMITATION ON LIABILITY
                            -----------------------

          In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord:

          (a) The sole and exclusive remedy shall be against the Landlord's interest in the Project and any insurance or condemnation proceeds with respect to the Project otherwise payable to Landlord;

          (b) No partner, officer, agent or employee of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of Landlord);

          (c) No service or process shall be made against any partner, officer, agent or employee of Landlord (except as may be necessary to secure jurisdiction of Landlord);

          (d) No partner, officer, agent or employee of Landlord shall be required to answer or otherwise plead to any service of process;

          (e) No judgment will be taken against any partner, officer, agent or employee of Landlord;

          (f) Any judgment taken against any partner, officer, agent or employee of Landlord may be vacated and set aside at any time nunc pro tunc;

          (g) No writ of execution will ever be levied against the assets of any partner, officer, agent or employee of Landlord;

          (h) These covenants and agreements are enforceable both by Landlord and also by any partner, officer, agent or employee of Landlord.

                                  ARTICLE 47
                                  ----------
                                    RIDERS
                                    ------

          Clauses, plats and riders, if any, signed by Landlord and Tenant and affixed to this Lease are a part hereof.

                                  ARTICLE 48
                                  ----------
                                   EXHIBITS
                                   --------

          All Exhibits attached hereto are incorporated into this Lease.

                                   ARTICLE 49
                                   ----------
                            MODIFICATION FOR LENDER
                            -----------------------

          If, in connection with obtaining construction, interim or permanent financing for the Project the lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's rights hereunder.

                                   ARTICLE 50
                                   ----------
                                PROJECT PLANNING
                                ----------------

          If Landlord requires the Premises for use in conjunction with another suite or for other reasons connected with the Project planning program, upon notifying Tenant in writing, Landlord shall have the right to relocate Tenant to other space in the Project, at Landlord's sole cost and expense, and the terms and conditions of the original Lease shall remain in full force and effect, except that a revised EXHIBIT A reflecting the location of the new space shall be attached to and become a part of this Lease. However, if the new space does not meet with Tenant's approval, Tenant shall have the right to terminate this Lease effective ninety (90) days after written notice to Landlord, which notice shall be given within ten (10) days after receipt of Landlord's notification.


                                  ARTICLE 51
                                  ----------
           AVAILABILITY OF APPROXIMATELY 1,019 RENTABLE SQUARE FEET
           --------------------------------------------------------

          In the event that the front approximately 1,019 rentable square feet portion of the premises is not available at the time the approximately 4,383 rentable square feet portion of the premises is available, Tenant agrees to commence the lease upon the availability of the approximately 4,383 rentable square feet. In that event the basic rent will be adjusted proportionately until the approximately 1,019 rentable square foot portion of the premises is delivered to tenant with the tenant improvement work substantially completed. Landlord agrees that the approximately 1,109 rentable square feet portion of the space will be delivered no later than approximately September 30, 1997.

                                  ARTICLE 52
                                  ----------
                                OPTION TO RENEW
                                ---------------

          Provided that Tenant is not in default under the terms and conditions of this Lease at the time of its exercise of this Option to Renew, or at the time of renewal of this Lease, Tenant shall have the right to renew this Lease for one (1) two (2) year term at fair market rent with six (6) months written notice to Landlord. This option is personal to Pan American Bank, FSB, a California Corporation.

     IN WITNESS WHEREOF, the parties have executed this Lease as of the date first above written.

BERNAL CORPORATE PARK, a joint venture between Principal Mutual Life Insurance Company, an Iowa Corporation and Patrician Associates, Inc., a California Corporation.


By: Patrician Associates, Inc., a California Corporation,                           ADDRESS:
    Joint Venture Partner                                                            Parkway Properties, Inc.,
                                                                                     7011 Koll Center Parkway
By: /s/ KURT D. SCHAEFFER                                                            Suite 210
    ----------------------------------------------------                             Pleasanton, California 94566
By: KURT D. SCHAEFFER
    VICE PRESIDENT
    ----------------------------------------------------

By:  Principal Mutual Life Insurance Company, an Iowa Corporation,
     Joint Venture Partner

By: /s/ TIMOTHY E. MINTON
    ----------------------------------------------------
By: TIMOTHY E. MINTON
    Director
    Commercial Real Estate Reporting and Computer Services
    ----------------------------------------------------
TENANT:                                                                              ADDRESS:

PAN AMERICAN BANK, FSB                                                               7041 Koll Center Parkway
a California Corporation                                                             Suite 135
                                                                                     Pleasanton, California 94566
By:  /s/ ROBERT WILSON
     ---------------------------------------------------
Its:  EVP
     ---------------------------------------------------
By:
     ---------------------------------------------------
Its:
     ---------------------------------------------------